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                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-50137) pertaining to the Amended and Restated 1988 Stock Option Plan and the 1992 Director Option Plan of Superconductor Technologies Inc. of our report dated February 19, 1999 appearing on page 29 of the Annual Report on Form 10-K for the year ended December 31, 1998.




PRICEWATERHOUSECOOPERS LLP

Los Angeles, California
March 30, 1999